UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report:  March 3, 2010

Date of earliest event reported:  March 2, 2010

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PACIFIC ASIA PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

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Delaware
(State or other jurisdiction of incorporation)

001-34525	30-0349798
(Commission File Number)	(IRS Employer Identification Number)

250 East Hartsdale Ave., Hartsdale, New York 10530
(Address of principal executive offices)

(914) 472-6070
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 2, 2010, Pacific Asia Petroleum, Inc. (the "Company") entered into a Securities Purchase Agreement, dated as of March 2, 2010 (the "Securities Purchase Agreement") with certain purchasers (the "Purchasers"), pursuant to which the Company will sell a total of 4,146,922 shares (the "Shares") of its common stock, par value $0.001 per share ("Common Stock"), for an aggregate purchase price of $17.5 million, or $4.22 per share (the "Purchase Price").

In addition, the Company will, at closing, issue to the Purchasers two series of warrants (“Series C Warrants” and “Series D Warrants,” and together, the “Warrants”).  The Series C Warrants shall provide the Purchasers the right to purchase up to an additional 1,658,769 shares of Common Stock of the Company (the “Series C Warrant Shares”), in the aggregate, with an exercise price equal to $4.50 (subject to adjustment in certain circumstances), which Series C Warrants shall be immediately exercisable for a period of 42 months following the closing.  The Series D Warrants shall provide the Purchasers the right to purchase up to an additional 1,658,769 shares of Common Stock of the Company (the “Series D Warrant Shares,” and together with the Series C Warrant Shares, the “Warrant Shares”), in the aggregate, at the Common Stock offering price, or $4.12 per share (subject to adjustment in certain circumstances), which Series C Warrants shall be exercisable immediately until December 5, 2010.  If fully all are exercised, the Warrants would result in additional gross proceeds to the Company of approximately $14.3 million.

Net proceeds from the offering are planned to be used by the Company for working capital purposes, and also may be used by the Company to fund (i) the Company’s acquisition from CAMAC Energy Holdings Limited of a Nigerian oil asset, the Oyo Oilfield, which began production in December 2009, and (ii) other asset acquisitions and ventures.

The Shares and the Warrant Shares are to be sold pursuant to a shelf registration statement on Form S-3 (the "Registration Statement") declared effective by the Securities and Exchange Commission (the "SEC") on February 3, 2010 (File No. 333-163869). A prospectus supplement related to this offering will be filed with the SEC and delivered to the Purchasers. The transaction is expected to close on or around March 5, 2010.

Also, on March 2, 2010, the Company entered into a placement agency letter agreement, dated March 2, 2010 (the "Placement Agency Agreement") with Rodman & Renshaw, LLC (the "Placement Agent") in which the Placement Agent agreed to act as exclusive placement agent in connection with this offering. The Placement Agency Agreement provides that the Placement Agent will use its reasonable best efforts to place shares of Company Common Stock valued at approximately $20 million, and the Warrants, at a per Share price of $4.22, a Series C Warrant exercise price of $4.50 per share, and a Series D Warrant exercise price of $4.12 per share. The Placement Agent will receive a commission equal to 6.0% of the gross proceeds of this offering. Additionally, at the closing of the offering the Company will issue to the Placement Agent a number of warrants (the “Placement Agent Warrants”) to purchase shares of Common Stock of the Company equal to 3.0% of the aggregate number of Shares sold in the offering, plus any Shares underlying any convertible securities in the offering.  The Placement Agent Warrants shall have the same terms as the Warrants issued to the Purchasers in the offering except that the exercise price shall be 125% of the Purchase Price per share of the Shares issued in the offering and the expiration date shall be 5 years from the effective date of the Registration Statement.  Furthermore, subject to compliance with Financial Industry Regulatory Authority ("FINRA") Rule 5110(f)(2)(D), the Company shall reimburse the Placement Agent’s out-of-pocket accountable expenses actually incurred up to a maximum of 0.8% of the aggregate gross proceeds raised in the offering, but in no event more than $25,000.

The foregoing description of the Warrants, the Securities Purchase Agreement and the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such documents. Copies of, or the forms of, as applicable, the Warrants, Securities Purchase Agreement, and Placement Agency Agreement are attached hereto as Exhibits 4.1, 10.1, and 10.2, respectively, and are incorporated herein by reference.

A copy of the opinion of Pillsbury Winthrop Shaw Pittman LLP, relating to the legality of the Shares, the Warrants and the Warrant Shares, and the enforceability of the Warrants, is attached hereto as Exhibit 5.1, and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 7.01.  Regulation FD Disclosure.

On March 3, 2010, the Company issued a press release announcing the transaction contemplated by the Securities Purchase Agreement, as disclosed under Item 1.01 of this Current Report.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.  The information contained herein and the attached exhibit are furnished under this Item 7.01 of this Current Report and are furnished to, but for purposes of Section 18 of the Securities Exchange Act of 1934 shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated therein.

Item 9.01.  Financial Statements and Exhibits.

        (d)         Exhibits.

Exhibit	Description

4.1	Form of Series C and Series D Warrant

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP

10.1	Form of Securities Purchase Agreement

10.2	Placement Agency Agreement, between the Company and Rodman & Renshaw, LLC, dated March 2, 2010

23.1	Consent of Pillsbury Winthrop Shaw Pittman to the filing of Exhibit 5.1 (included in its opinion filed as Exhibit 5.1)

99.1	Press Release, dated March 3, 2010

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 3, 2010

Pacific Asia Petroleum, Inc.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chief Executive Officer

Index to Exhibit

Exhibit	Description

4.1	Form of Series C and Series D Warrant

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP

10.1	Form of Securities Purchase Agreement

10.2	Placement Agency Agreement, between the Company and Rodman & Renshaw, LLC, dated March 2, 2010

23.1	Consent of Pillsbury Winthrop Shaw Pittman to the filing of Exhibit 5.1 (included in its opinion filed as Exhibit 5.1)

99.1	Press Release, dated March 3, 2010